UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

DIGITAL MUSIC GROUP, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 River Park Drive, Suite 210, Sacramento, California	95815
(Address of principal executive offices)	(Zip Code)

(916) 239-6010

(Registrant’s telephone, including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 12, 2005, Digital Music Group, Inc. (“DMG”) entered into an agreement and plan of reorganization, as amended on December 8, 2005 (the “Agreement and Plan of Reorganization”), with Digital Musicworks International, Inc., a California corporation (“DMI”), pursuant to which DMG agreed to acquire DMI by way of merger concurrently with the closing of DMG’s initial public offering of common stock. DMG completed its acquisition of DMI on February 7, 2006. DMG is obligated to issue an aggregate of up to 2,250,000 shares of its common stock to the shareholders of DMI (and cash in lieu of fractional shares) pursuant to the terms of the Agreement and Plan of Reorganization. The foregoing purchase and sale was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof on the basis that the transaction did not involve a public offering.

On September 22, 2005, DMG entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Rio Bravo Entertainment LLC, a Delaware limited liability company, doing business as Psychobaby (“Rio Bravo”), pursuant to which DMG agreed to acquire certain assets of Rio Bravo (consisting solely of agreements for digital distribution rights to music recordings and agreements with online music stores) concurrently with the closing of DMG’s initial public offering of common stock. DMG completed its acquisition of such assets of Rio Bravo on February 7, 2006. DMG is obligated to issue an aggregate of 25,000 shares of its common stock to Rio Bravo pursuant to the terms of the Asset Purchase Agreement. The foregoing purchase and sale was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof on the basis that the transaction did not involve a public offering.

The acquisitions of DMI and Rio Bravo are more fully described under the caption “Certain Relationships and Related Transactions – Our Acquisition of Digital Musicworks International, Inc. and Certain Assets of Rio Bravo Entertainment LLC” in DMG’s Registration Statement on Form S-1 (File No. 333-128687), as declared effective on February 1, 2006 (the “Registration Statement”), which is incorporated herein by reference.

The foregoing description of the Agreement and Plan of Reorganization and the Asset Purchase Agreement do not purport to be a complete description of such agreements and is qualified in its entirety by reference to the text of those agreements, which are filed as Exhibits 2.1 and 2.2, respectively, to the Registration Statement and incorporated by reference in this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

On February 7, 2006, in connection with the closing of the initial public offering of shares of DMG’s common stock as described in the Registration Statement, DMG issued to the underwriters in the offering warrants (“Warrants”) to purchase an aggregate of 273,000 shares of DMG common stock. Each of the Warrants has an exercise price of $12.1875 per share, and are exercisable at any time beginning on February 7, 2007, until 5:00 p.m. Eastern Time on February 6, 2011. The underwriters paid an aggregate of $100 for the Warrants. The foregoing purchase and sale was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof on the basis that the transaction did not involve a public offering.

The foregoing description of the Warrants does not purport to be a complete description of such Warrants and is qualified in its entirety by reference to the text of the Warrants, the form of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Additional information required by this item is contained in Item 2.01 herein, which is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Effective February 7, 2006, in connection with the closing of DMG’s initial public offering, DMG amended and restated its Certificate of Incorporation and Bylaws as described under the caption “Description of Capital Stock” in the Registration Statement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item with respect to the acquisition of DMI described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

The financial statements required by this Item with respect to the acquisition of certain assets of Rio Bravo are incorporated herein by reference to the Registration Statement.

(b) Pro forma financial information.

The pro forma financial information required by this Item with respect to the acquisition of DMI described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to the filed pursuant to Item 2.01.

The pro forma financial information required by the Item with respect to the acquisition of Rio Bravo described in Item 2.01 herein, are incorporated herein by reference to the Registrant Statement.

(c) Exhibits.

2.1(1)	Agreement and Plan of Reorganization dated as of September 12, 2005 by and between Digital Music Group, Inc. and Digital Musicworks International, Inc., as amended by Amendment Agreement dated December 7, 2005.

2.2(2)	Asset Purchase Agreement dated as of September 22, 2005, by and between Digital Music Group, Inc. and Rio Bravo Entertainment LLC.

3.1(3)	Amended and Restated Certificate of Incorporation of Registrant.

3.2(4)	Amended and Restated Bylaws of Registrant.

4.1	Form of Warrant to Purchase Registrant’s common stock.

23.1	Consent of Perry-Smith LLP with respect to Rio Bravo Entertainment LLC.

(1)	Incorporated by reference to Exhibit 2.1 to our Registration Statement on Form S-1 (File No. 333-128687) filed on December 8, 2005, and as declared effective on February 1, 2006.

(2)	Incorporated by reference to Exhibit 2.2 of Registration Statement on Form S-1 (File No. 333-128687) filed on September 29, 2005, and as declared effective on February 1, 2006.

(3)	Incorporated by reference to Exhibit 3.2 of Registration Statement on Form S-1 (File No. 333-128687) filed on December 8, 2005, and as declared effective on February 1, 2006.

(4)	Incorporated by reference to Exhibit 3.4 of Registration Statement on Form S-1 (File No. 333-128687) filed on September 29, 2005, and as declared effective on February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL MUSIC GROUP, INC.

Date: February 9, 2006	By:	/s/ Mitchell Koulouris
	Name:	Mitchell Koulouris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

2.1(1)	Agreement and Plan of Reorganization dated as of September 12, 2005, by and between Digital Music Group, Inc. and Digital Musicworks International, Inc., as amended by Amendment Agreement dated December 7, 2005.

2.2(2)	Asset Purchase Agreement dated as of September 22, 2005, by and between Digital Music Group, Inc. and Rio Bravo Entertainment LLC.

3.1(3)	Amended and Restated Certificate of Incorporation of Registrant.

3.2(4)	Amended and Restated Bylaws of Registrant.

4.1	Form of Warrant to purchase shares of Registrant’s Common Stock.

23.1	Consent of Perry-Smith LLP with respect to Rio Bravo Entertainment LLC.

(1)	Incorporated by reference to Exhibit 2.1 to our Registration Statement on Form S-1 (File No. 333-128687) filed on December 8, 2005, and as declared effective on February 1, 2006.

(2)	Incorporated by reference to Exhibit 2.2 of Registration Statement on Form S-1 (File No. 333-128687) filed on September 29, 2005, and as declared effective on February 1, 2006.

(3)	Incorporated by reference to Exhibit 3.2 of Registration Statement on Form S-1 (File No. 333-128687) filed on December 8, 2005, and as declared effective on February 1, 2006.

(4)	Incorporated by reference to Exhibit 3.4 of Registration Statement on Form S-1 (File No. 333-128687) filed on September 29, 2005, and as declared effective on February 1, 2006.